The Putnam
Fund for Growth
and Income


SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

4-30-02

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Fellow Shareholder:

Despite a market environment unsettled by the residual anxiety of the September 11 terrorist attacks, the collapse of Enron, and the new set of uncertainties created by unrest in the Middle East, The Putnam Fund for Growth and Income was able to post a slight gain at net asset value during the six months ended April 30, 2002.

In light of this challenging investment climate, especially with its increased focus on accounting irregularities, Putnam's extensive research capabilities have become an even more valuable asset to shareholders. On the following pages, the report from your fund's management team will provide a full discussion of what has been driving the fund's performance as well as a view of prospects for the fiscal year's second half.

You may notice as you read this report that we are now listing the team that manages your fund. We do this to reflect more accurately how your fund is managed as well as Putnam's firm belief in the value of team management. The names of the individuals who comprise the management team are shown at the end of Management's discussion of performance.

We know that Putnam Investments values its relationship with you and its other shareholders and appreciates your loyalty during these times of restructuring of staff and products in the pursuit of superior investment performance in the future.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
June 19, 2002

REPORT FROM FUND MANAGEMENT

This fund is managed by the
Putnam Large-Cap Value Team

Equity markets remained volatile during The Putnam Fund for Growth and Income's semiannual period, which ended April 30, 2002. The ever-widening cloud of doubt emanating from the Enron scandal contributed to investors' uncertainty, as did daily news reports of extreme tensions in the Middle East and the continuing war on terrorism. Rare market rallies proved to be short-lived, and much of the gains garnered in the fourth quarter of 2001 evaporated in the early months of 2002. Nevertheless, signs of economic recovery emerged, and encouraging returns were offered up by many of the portfolio's blue-chip holdings. Your fund's value orientation helped it surpass its benchmark, the S&P Barra/Value Index. For details, see page 6. The fund's bias toward mega-cap companies may have been a factor in its having underperformed the average for the Lipper Large Cap Value funds category.

Total return for 6 months ended 4/30/02

        Class A         Class B         Class C          Class M
      NAV     POP      NAV   CDSC      NAV   CDSC      NAV     POP
-----------------------------------------------------------------------
     4.36%   -1.65%   3.90%  -1.10%   3.95%  2.95%    4.07%    0.41%
-----------------------------------------------------------------------

Past performance does not indicate future results. Performance information for longer periods and explanation of performance calculation methods begin on page 6.

* FUND SEES RETURNS FROM INSURANCE, FINANCIALS, RETAILERS, CYCLICALS

The portfolio's modest return reflects the mixed results of a volatile period in which every industry sector had its share of winners and losers. Nevertheless, in the absence of overarching sector trends, the portfolio beat its benchmark by virtue of strong performance by individual stock holdings. Putnam's in-depth research capabilities provided your management team with invaluable insight and were an essential tool in identifying the stocks most likely to deliver solid results.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Banking                   11.8%

Pharmaceuticals           10.0%

Oil and gas                8.2%

Financial                  6.4%

Electric utilities         5.4%

Footnote reads:
*Based on net assets as of 4/30/02. Holdings will vary over time.


Insurance providers ACE, Ltd. and XL Capital, Ltd. continued to benefit from increased demand and pricing power following the tragedies of September 11. In the financial sector, stocks of traditional banks rewarded, especially Bank of America, Bank One, and Wells Fargo. Among consumer-cyclical stocks, General Motors gave the portfolio a boost. Specialty retailers The Limited and Staples also experienced healthy gains. Consumer staples such as Coca-Cola, Pepsi, Kimberly-Clark, and Procter & Gamble were among the portfolio's leaders during the period. Pharmaceutical company Johnson & Johnson made a substantial contribution before we closed out the position, as discussed below.

* PHARMACEUTICAL AND TELECOM STOCKS SUFFERED

As can be expected from any diversified portfolio, some stocks failed to meet our expectations, but they were definitely in the minority. Stocks of U.S. pharmaceutical companies have declined in recent months as several widely used drugs lost their patent protection in 2001. More drugs are scheduled to come off patent this year. Meanwhile, the process of gaining approval for new drugs has slowed considerably due to the FDA's more stringent regulatory hurdles. These difficulties have put greater-than-expected pressure on the financial results of fund holdings Bristol-Myers Squibb, Merck & Company, and Schering-Plough. In addition, Schering-Plough came under increased scrutiny for its manufacturing process, which may have fallen short of the FDA's standards. We believe these troubles are likely to be short-lived and so the fund continues to hold shares in all three companies.

The notable exception to the theme of ailing pharmaceutical companies was long-time fund holding Johnson & Johnson. J&J has been among our top 10 holdings for quite some time, and the portfolio has profited handsomely as the stock gained strength in recent years. Recently, we sold our position entirely when the stock reached a price level that, in our opinion, represented fair value. This locked in gains and provided a solid boost to the fund's return for the period. After selling J&J, we added Pfizer to the portfolio.

The telecommunication services sector experienced a sharp decline over the semiannual period, as investors seemed to lose confidence in light of the sector's significant challenges. During the technology boom, capacity was built up to such an extent that demand has still not caught up. Many telecom companies went deeply into debt to fund their expansion. Making matters worse, the recent Enron accounting controversy has made debt-heavy balance sheets strongly distasteful to investors. Adding to these woes, competition in the long-distance market has stood in the way of profitability. During the economic downturn, it became apparent that demand for wireless and data services is more discretionary, and more vulnerable to economic cycles, than regular phone service. Like other investors, we underestimated the extent of this sector's decline in a recessionary environment. Although your fund's exposure to telecom stocks was not excessive, the losses dampened the fund's return. A small portion of the fund's assets were invested in Qwest and WorldCom, which suffered the worst declines. Shares of WorldCom were sold during the period, to avoid potentially greater losses. Fund holdings Verizon, Bellsouth, and SBC Communications also retreated.

Fund Profile

The Putnam Fund for Growth and Income seeks long-term capital growth and current income by investing primarily in undervalued stocks of large, established, dividend-paying companies. The fund may be an appropriate core holding for conservative investors, and can diversify a portfolio that emphasizes growth investments.


* ACCOUNTING CONTROVERSY SPAWNED VALUE OPPORTUNITIES

As a result of Enron's rapid and unexpected demise, corporate balance sheets now routinely undergo far more exhaustive reviews by investors, banks, and debt-rating agencies. Understandably, the rating agencies have taken a harder line on their interpretation of financial statements and, in recent months, they have been more likely to downgrade a company's debt rating or place it on a watch-list. Furthermore, because investors are paying closer attention as well, debt-rating agencies have become a more prominent factor contributing to the volatility of stock prices. In some cases, we feel the market has unduly punished high-quality companies that we believe remain firmly in the investment-grade category. This has created opportunities to buy or add to our positions in attractive companies at compelling valuations. Tyco, Dynegy, El Paso, and Computer Associates have each been tarnished by the accounting controversy, and we have bought aggressively as their share prices dropped. We believe these companies represent sound value and will appreciate in time.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

Citigroup, Inc.
Financial

Exxon Mobil Corp.
Oil and gas

Philip Morris Companies, Inc.
Tobacco

Merck & Company, Inc.
Pharmaceuticals

Pfizer, Inc.
Pharmaceuticals

General Electric Co.
Conglomerates

Royal Dutch Petroleum Co. PLC
Oil and gas

Wells Fargo & Co.
Banking

IBM Corp.
Computers

Bank of America Corp.
Banking

Footnote reads:
These holdings represent 24.9% of the fund's net assets as of 4/30/02. Portfolio holdings will vary over time.


* FUND'S DIVIDEND PAYOUT REDUCED

In the past decade, dividend yields on U.S. stocks have generally been in decline. There are several reasons for this, including increased capital investment in technology, research and development, and other measures companies have taken to become more competitive in the marketplace. In addition, as the economy has slowed in the past two years, many U.S. companies have either suspended or lowered dividend payments on their stocks. During the period, dividend payments fell to a level where Putnam Management determined a dividend adjustment was required. As of March 15, 2002, the fund's dividend distribution yield was reduced. We believe the fund's current dividend yield of 1.40% may still exceed the yield of the S&P 500 Index in the coming months.

* SHORT-TERM MARKET OUTLOOK FAVORS HIGH-QUALITY, VALUE STOCKS

The Federal Reserve Board's aggressive lowering of interest rates in the 2001-2002 easing cycle appears to have stabilized the economy. Yet, growth in corporate profitability remains sluggish and investor uncertainty prevails. In this environment, we believe the market will favor conservative investments, such as the high-quality, dividend-paying stocks in which your fund invests. With growth still elusive, we believe value stocks will remain relatively attractive investments in the short term. It is our opinion that volatility is likely to remain at higher levels and short-term interest rates will remain low throughout 2002. As a reminder, the fund's core holdings are designed to provide stability even in volatile times. Your fund's positions in economically sensitive areas of the market should enable the portfolio to benefit from improvements in the economy. As always, we strive to provide an attractive long-term return with less volatility than the overall market.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 4/30/02, there is no guarantee the fund will continue to hold these securities in the future.

This fund is managed by the Putnam Large-Cap Value Team. The members of the team are Deborah Kuenstner, Mike Abata, Bart Geer, David King, Cole Lannum, Christopher Miller, Jeanne Mockard, and Hugh Mullin.


A NOTE ABOUT DUPLICATE MAILINGS

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy.

TOTAL RETURN FOR PERIODS ENDED 4/30/02

                     Class A         Class B         Class C         Class M
(inception dates)   (11/6/57)       (4/27/92)       (7/26/99)       (5/1/95)
                   NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
6 months          4.36%  -1.65%   3.90%  -1.10%   3.95%   2.95%   4.07%   0.41%
------------------------------------------------------------------------------
1 year           -8.69  -13.92   -9.41  -13.83   -9.42  -10.30   -9.15  -12.34
------------------------------------------------------------------------------
5 years          34.38   26.64   29.38   27.58   29.46   29.46   31.10   26.48
Annual average    6.09    4.84    5.29    4.99    5.30    5.30    5.57    4.81
------------------------------------------------------------------------------
10 years        187.75  170.75  170.23  170.23  166.57  166.57  173.09  163.47
Annual average   11.13   10.47   10.45   10.45   10.30   10.30   10.57   10.17
------------------------------------------------------------------------------
Annual average
(life of fund)   12.82   12.67   11.76   11.76   11.97   11.97   12.04   11.95
------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 4/30/02

                                  S&P Barra/             Consumer
                                 Value Index            price index
------------------------------------------------------------------------------
6 months                             3.91%                 1.07%
------------------------------------------------------------------------------
1 year                             -14.86                  1.53
------------------------------------------------------------------------------
5 years                             43.47                 12.12
Annual average                       7.49                  2.31
------------------------------------------------------------------------------
10 years                           213.08                 28.67
Annual average                      12.09                  2.55
------------------------------------------------------------------------------
Annual average
(life of fund)                         --*                 4.24
------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares.

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.75% and 3.50%, respectively. Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Performance for class B, C, and M shares before their inception are derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.

*Index did not exist at the fund's inception.

PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 4/30/02

                     Class A       Class B       Class C       Class M
------------------------------------------------------------------------------
Distributions
(number)                2             2             2             2
------------------------------------------------------------------------------
Income               $0.1300       $0.0630       $0.0670       $0.0860
------------------------------------------------------------------------------
Capital gains
  Long-term           0.2980        0.2980        0.2980        0.2980
------------------------------------------------------------------------------
  Short-term            --            --            --            --
------------------------------------------------------------------------------
  Total              $0.4280       $0.3610       $0.3650       $0.3840
------------------------------------------------------------------------------
Share value:        NAV    POP        NAV          NAV        NAV     POP
------------------------------------------------------------------------------
10/31/01          $16.86  $17.89     $16.62      $16.79     $16.75  $17.36
------------------------------------------------------------------------------
4/30/02            17.18   18.23      16.92       17.10      17.06   17.68
------------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------------
Current
dividend
rate 1              1.40%   1.32%      0.61%       0.65%      0.89%   0.86%
------------------------------------------------------------------------------
Current
30-day SEC
yield 2             1.37    1.29       0.60        0.60       0.85    0.82
------------------------------------------------------------------------------

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 Based only on investment income, calculated using SEC guidelines.

TOTAL RETURN FOR PERIODS ENDED 3/31/02 (most recent calendar quarter)

                     Class A         Class B         Class C         Class M
(inception dates)   (11/6/57)       (4/27/92)       (7/26/99)       (5/1/95)
                   NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
6 months          9.41%   3.10%   9.07%   4.07%   9.06%   8.06%   9.21%   5.39%
------------------------------------------------------------------------------
1 year            1.54   -4.27    0.79   -4.13    0.83   -0.15    1.10   -2.42
------------------------------------------------------------------------------
5 years          46.44   38.03   41.08   39.12   41.20   41.20   42.95   37.97
Annual average    7.93    6.66    7.13    6.83    7.14    7.14    7.41    6.65
------------------------------------------------------------------------------
10 years        212.88  194.94  190.06  190.06  190.61  190.61  197.67  187.30
Annual average   12.08   11.42   11.24   11.24   11.26   11.26   11.53   11.13
------------------------------------------------------------------------------
Annual average
(life of fund)   12.98   12.83   11.92   11.92   12.14   12.14   12.21   12.12
------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).


COMPARATIVE BENCHMARKS

S&P Barra/Value Index is an unmanaged index of capitalization-weighted stocks chosen for their value orientation. Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ.You cannot invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.



THE FUND'S PORTFOLIO
April 30, 2002 (Unaudited)

COMMON STOCKS (98.3%) (a)
NUMBER OF SHARES                                                                                              VALUE
Aerospace and Defense (2.1%)
-------------------------------------------------------------------------------------------------------------------
          4,762,982 Boeing Co. (The)                                                                  $ 212,428,997
            109,773 General Dynamics Corp.                                                               10,657,861
            868,977 Goodrich Corp.                                                                       27,737,746
          1,873,928 Lockheed Martin Corp.                                                               117,870,071
          2,300,000 Rockwell Collins, Inc.                                                               54,786,000
          2,171,217 United Technologies Corp.                                                           152,354,297
                                                                                                      -------------
                                                                                                        575,834,972

Airlines (0.1%)
-------------------------------------------------------------------------------------------------------------------
          1,535,831 Southwest Airlines Co.                                                               27,967,483

Automotive (0.9%)
-------------------------------------------------------------------------------------------------------------------
          9,052,563 Ford Motor Co.                                                                      144,841,008
            895,000 General Motors Corp.                                                                 57,414,250
            833,961 Lear Corp. (NON)                                                                     42,873,935
                                                                                                      -------------
                                                                                                        245,129,193

Banking (11.8%)
-------------------------------------------------------------------------------------------------------------------
          7,512,447 Bank of America Corp.                                                               544,502,159
          5,384,291 Bank of New York Company, Inc. (The)                                                197,011,208
          4,673,954 Bank One Corp.                                                                      191,024,500
          1,316,675 BB&T Corp.                                                                           50,138,984
          1,175,000 Charter One Financial, Inc.                                                          41,571,500
          2,699,567 Comerica, Inc.                                                                      169,667,786
          1,490,786 Fifth Third Bancorp                                                                 102,253,012
            842,083 First Tennessee National Corp.                                                       32,554,929
          5,236,198 FleetBoston Financial Corp.                                                         184,837,789
            605,000 M&T Bank Corp.                                                                       51,654,900
          1,315,000 Mellon Financial Corp.                                                               49,654,400
          2,303,262 National City Corp.                                                                  71,861,774
            523,832 PNC Financial Services Group                                                         28,889,335
          1,740,600 Sovereign Bancorp, Inc.                                                              25,116,858
            555,952 SunTrust Banks, Inc.                                                                 37,793,617
          2,385,000 Synovus Financial Corp.                                                              64,490,400
         18,358,048 U.S. Bancorp                                                                        435,085,738
          3,315,983 Wachovia Corp.                                                                      126,139,993
          5,702,114 Washington Mutual, Inc.                                                             215,140,761
         11,152,847 Wells Fargo & Co.                                                                   570,468,124
            237,517 Zions Bancorporation                                                                 12,844,919
                                                                                                      -------------
                                                                                                      3,202,702,686

Beverage (3.1%)
-------------------------------------------------------------------------------------------------------------------
          4,697,878 Anheuser-Busch Companies, Inc.                                                      248,987,534
          9,139,956 Coca-Cola Co. (The)                                                                 507,358,958
          2,942,268 Coca-Cola Enterprises, Inc.                                                          57,727,298
            654,000 Pepsi Bottling Group, Inc. (The)                                                     18,730,560
            276,555 PepsiCo, Inc.                                                                        14,353,205
                                                                                                      -------------
                                                                                                        847,157,555

Building Materials (--%)
-------------------------------------------------------------------------------------------------------------------
             94,320 Vulcan Materials Co.                                                                  4,340,606

Cable Television (0.1%)
-------------------------------------------------------------------------------------------------------------------
          1,305,000 Comcast Corp. Class A (NON)                                                          34,908,750

Chemicals (2.2%)
-------------------------------------------------------------------------------------------------------------------
            779,155 3M Co.                                                                               98,017,699
          1,240,494 Avery Dennison Corp.                                                                 79,453,641
          2,755,000 Dow Chemical Co. (The)                                                               87,609,000
          4,306,417 E.I. du Pont de Nemours & Co.                                                       191,635,557
          1,547,342 Eastman Chemical Co.                                                                 68,237,782
            766,781 Hercules, Inc. (NON)                                                                  9,354,728
          1,301,974 PPG Industries, Inc.                                                                 68,106,260
            212,000 Rohm & Haas Co.                                                                       7,867,320
                                                                                                      -------------
                                                                                                        610,281,987

Coal (0.1%)
-------------------------------------------------------------------------------------------------------------------
            604,186 Arch Coal, Inc.                                                                      13,412,929
            263,893 Peabody Energy Corp.                                                                  7,133,028
                                                                                                      -------------
                                                                                                         20,545,957

Commercial and Consumer Services (0.2%)
-------------------------------------------------------------------------------------------------------------------
            255,771 Cintas Corp.                                                                         13,241,265
          1,029,422 Sabre Holdings Corp. (NON)                                                           47,868,123
                                                                                                      -------------
                                                                                                         61,109,388

Computers (4.2%)
-------------------------------------------------------------------------------------------------------------------
         18,304,494 Compaq Computer Corp.                                                               185,790,614
          1,987,243 Dell Computer Corp. (NON)                                                            52,343,981
         19,479,721 Hewlett-Packard Co.                                                                 333,103,229
          6,555,525 IBM Corp.                                                                           549,090,774
            807,247 NCR Corp. (NON)                                                                      31,369,618
                                                                                                      -------------
                                                                                                      1,151,698,216

Conglomerates (4.0%)
-------------------------------------------------------------------------------------------------------------------
             31,372 Berkshire Hathaway, Inc. Class B (NON)                                               76,328,076
         18,508,796 General Electric Co.                                                                583,952,514
          3,592,838 Honeywell International, Inc.                                                       131,785,298
            133,270 Textron, Inc.                                                                         6,554,219
         14,993,703 Tyco International, Ltd. (Bermuda)                                                  276,633,820
                                                                                                      -------------
                                                                                                      1,075,253,927

Consumer Finance (1.6%)
-------------------------------------------------------------------------------------------------------------------
            951,330 Capital One Financial Corp.                                                          56,975,154
          4,432,007 Household International, Inc.                                                       258,341,688
          2,622,687 MBNA Corp.                                                                           92,974,254
          5,122,194 Providian Financial Corp.                                                            36,367,577
                                                                                                      -------------
                                                                                                        444,658,673

Consumer Goods (2.9%)
-------------------------------------------------------------------------------------------------------------------
            421,200 Avon Products, Inc.                                                                  23,524,020
          1,666,674 Clorox Co.                                                                           73,750,325
            565,000 Colgate-Palmolive Co.                                                                29,950,650
          2,057,299 Fortune Brands, Inc.                                                                107,514,446
          3,711,761 Gillette Co. (The)                                                                  131,693,280
          2,513,766 Kimberly-Clark Corp.                                                                163,696,442
          2,684,722 Procter & Gamble Co.                                                                242,323,008
            412,590 Unilever NV (Netherlands)                                                            26,694,573
                                                                                                      -------------
                                                                                                        799,146,744

Containers (--%)
-------------------------------------------------------------------------------------------------------------------
            422,000 Owens-Illinois, Inc. (NON)                                                            6,760,440

Distribution (0.1%)
-------------------------------------------------------------------------------------------------------------------
            784,293 SYSCO Corp.                                                                          22,752,340

Electric Utilities (5.4%)
-------------------------------------------------------------------------------------------------------------------
            157,300 Allegheny Energy, Inc.                                                                6,594,016
          1,878,684 American Electric Power Company, Inc.                                                86,043,727
             78,145 CMS Energy Corp.                                                                      1,512,887
            895,261 Consolidated Edison, Inc.                                                            39,024,427
          1,030,673 Constellation Energy Group, Inc.                                                     32,899,082
            550,000 Dominion Resources, Inc.                                                             36,531,000
          6,408,072 Duke Energy Corp.                                                                   245,621,400
          3,020,657 Edison International (NON)                                                           54,824,925
          3,853,713 Entergy Corp.                                                                       178,812,283
          2,190,333 Exelon Corp.                                                                        118,935,082
          1,545,021 FirstEnergy Corp.                                                                    51,449,199
          1,025,000 FPL Group, Inc.                                                                      65,077,250
          3,929,529 PG&E Corp. (NON)                                                                     92,343,932
            618,477 PPL Corp.                                                                            23,570,158
          2,841,592 Progress Energy, Inc.                                                               147,450,209
            870,000 Public Service Enterprise Group, Inc.                                                40,324,500
          6,608,869 Reliant Energy, Inc.                                                                167,733,095
            610,677 Teco Energy, Inc.                                                                    17,001,248
          1,327,183 TXU Corp.                                                                            72,225,299
                                                                                                      -------------
                                                                                                      1,477,973,719

Electrical Equipment (0.4%)
-------------------------------------------------------------------------------------------------------------------
          2,055,801 Emerson Electric Co.                                                                109,759,215
            546,175 Rockwell International Corp.                                                         11,726,377
                                                                                                      -------------
                                                                                                        121,485,592

Electronics (1.5%)
-------------------------------------------------------------------------------------------------------------------
          3,782,010 Agere Systems, Inc. Class A (NON)                                                    16,035,722
            795,000 Agilent Technologies, Inc. (NON)                                                     23,889,750
            661,512 Atmel Corp. (NON)                                                                     5,953,608
          1,014,231 Conexant Systems, Inc. (NON)                                                         10,345,156
          1,074,292 Cypress Semiconductor Corp. (NON)                                                    23,924,483
            756,813 Flextronics International, Ltd. (Singapore) (NON)                                    10,481,860
          3,494,338 LSI Logic Corp. (NON)                                                                44,902,243
          6,689,717 Motorola, Inc.                                                                      103,021,642
          2,041,052 Sanmina Corp. (NON)                                                                  21,226,941
         19,182,659 Solectron Corp. (NON)                                                               140,033,411
                                                                                                      -------------
                                                                                                        399,814,816

Energy (1.0%)
-------------------------------------------------------------------------------------------------------------------
            389,000 BJ Services Co. (NON)                                                                14,291,860
          4,478,806 Halliburton Co.                                                                      76,094,914
          2,233,832 Schlumberger, Ltd.                                                                  122,302,302
          1,375,000 Transocean Sedco Forex, Inc.                                                         48,812,500
                                                                                                      -------------
                                                                                                        261,501,576

Entertainment (0.3%)
-------------------------------------------------------------------------------------------------------------------
          1,997,889 Viacom, Inc. Class B (NON)                                                           94,100,572

Financial (6.4%)
-------------------------------------------------------------------------------------------------------------------
          1,909,500 American Express Co.                                                                 78,308,595
         23,019,860 Citigroup, Inc.                                                                     996,759,936
          4,197,741 Fannie Mae                                                                          331,327,697
          4,072,039 Freddie Mac                                                                         266,107,749
            967,356 MGIC Investment Corp.                                                                69,030,524
                                                                                                      -------------
                                                                                                      1,741,534,501

Food (1.1%)
-------------------------------------------------------------------------------------------------------------------
            981,287 Archer Daniels Midland Co.                                                           13,021,678
          1,055,000 General Mills, Inc.                                                                  46,472,750
            755,000 H.J. Heinz Co.                                                                       31,702,450
          2,147,492 Kellogg Co.                                                                          77,137,913
            980,000 Kraft Foods, Inc. Class A                                                            40,219,200
          3,871,519 Sara Lee Corp.                                                                       81,998,772
                                                                                                      -------------
                                                                                                        290,552,763

Gaming & Lottery (0.3%)
-------------------------------------------------------------------------------------------------------------------
          1,008,161 Harrah's Entertainment, Inc. (NON)                                                   49,561,195
            987,851 MGM Mirage, Inc. (NON)                                                               39,662,218
                                                                                                      -------------
                                                                                                         89,223,413

Health Care Services (2.2%)
-------------------------------------------------------------------------------------------------------------------
          1,058,829 Cardinal Health, Inc.                                                                73,323,908
          1,605,525 CIGNA Corp.                                                                         175,002,225
          2,283,840 HCA, Inc.                                                                           109,144,714
            968,648 Healthsouth Corp. (NON)                                                              14,626,585
             40,319 McKesson Corp.                                                                        1,628,484
            669,892 Quest Diagnostics, Inc. (NON)                                                        61,583,172
         11,076,800 Service Corp. International (NON)                                                    43,310,288
          1,052,318 UnitedHealth Group, Inc.                                                             92,404,044
            493,492 Wellpoint Health Networks, Inc. (NON)                                                37,051,379
                                                                                                      -------------
                                                                                                        608,074,799

Household Furniture and Appliances (0.3%)
-------------------------------------------------------------------------------------------------------------------
          1,879,132 Newell Rubbermaid, Inc.                                                              59,004,745
            176,720 Whirlpool Corp.                                                                      13,245,164
                                                                                                      -------------
                                                                                                         72,249,909

Insurance (1.5%)
-------------------------------------------------------------------------------------------------------------------
          1,270,000 ACE, Ltd. (Bermuda)                                                                  55,270,400
            725,385 American International Group, Inc.                                                   50,138,611
            505,000 Chubb Corp. (The)                                                                    38,733,500
            571,915 Hartford Financial Services Group, Inc. (The)                                        39,633,710
            232,828 Jefferson-Pilot Corp.                                                                11,660,026
            123,235 John Hancock Financial Services                                                       4,756,871
             45,511 Loews Corp.                                                                           2,728,384
            985,000 Metlife, Inc.                                                                        33,627,900
            767,983 Principal Financial Group (NON)                                                      21,349,927
            444,240 Torchmark Corp.                                                                      18,164,974
          2,155,388 Travelers Property Casualty Corp. Class A (NON)                                      40,068,663
          1,445,883 UnumProvident Corp.                                                                  40,831,736
            595,000 XL Capital, Ltd. Class A (Bermuda)                                                   56,138,250
                                                                                                      -------------
                                                                                                        413,102,952

Investment Banking/Brokerage (4.2%)
-------------------------------------------------------------------------------------------------------------------
          2,788,497 Goldman Sachs Group, Inc. (The)                                                     219,594,139
          9,359,680 JPMorgan Chase & Co.                                                                328,524,768
            773,315 Lehman Brothers Holdings, Inc.                                                       45,625,585
          5,030,470 Merrill Lynch & Company, Inc.                                                       210,977,912
          6,588,263 Morgan Stanley Dean Witter & Co.                                                    314,391,910
            722,989 Stilwell Financial, Inc.                                                             15,443,045
                                                                                                      -------------
                                                                                                      1,134,557,359

Lodging/Tourism (0.5%)
-------------------------------------------------------------------------------------------------------------------
          1,326,819 Carnival Corp.                                                                       44,196,341
          3,952,828 Cendant Corp. (NON)                                                                  71,111,376
            319,000 Royal Caribbean Cruises, Ltd.                                                         7,525,210
            502,158 Starwood Hotels & Resorts Worldwide, Inc.                                            18,981,572
                                                                                                      -------------
                                                                                                        141,814,499

Machinery (0.6%)
-------------------------------------------------------------------------------------------------------------------
            809,489 Dover Corp.                                                                          30,161,560
          1,607,000 Ingersoll-Rand Co. Class A (Bermuda)                                                 80,269,650
          1,085,000 Parker-Hannifin Corp.                                                                54,195,750
                                                                                                      -------------
                                                                                                        164,626,960

Manufacturing (0.3%)
-------------------------------------------------------------------------------------------------------------------
          1,094,528 Illinois Tool Works, Inc.                                                            78,915,469

Media (1.3%)
-------------------------------------------------------------------------------------------------------------------
          5,787,422 Intelligent Digital Integrated Security Company, Ltd.
                    Class A (South Korea) (NON)                                                          61,925,415
          1,109,231 USA Networks, Inc. (NON)                                                             33,177,099
         11,015,182 Walt Disney Co. (The)                                                               255,331,919
                                                                                                      -------------
                                                                                                        350,434,433

Medical Technology (0.1%)
-------------------------------------------------------------------------------------------------------------------
            492,807 Becton, Dickinson and Co.                                                            18,317,636

Metals (0.6%)
-------------------------------------------------------------------------------------------------------------------
          3,025,017 Alcoa, Inc.                                                                         102,941,329
            909,484 Barrick Gold Corp.                                                                   18,253,344
          1,480,000 Freeport-McMoRan Copper & Gold, Inc. Class B (NON)                                   26,284,800
            195,000 Phelps Dodge Corp.                                                                    6,981,000
                                                                                                      -------------
                                                                                                        154,460,473

Natural Gas Utilities (1.1%)
-------------------------------------------------------------------------------------------------------------------
          3,633,631 Dynegy, Inc. Class A                                                                 65,405,358
          2,205,000 El Paso Corp.                                                                        88,200,000
          3,827,458 NiSource, Inc.                                                                       84,586,822
            968,804 Sempra Energy                                                                        24,772,318
          1,330,167 Williams Companies, Inc. (The)                                                       25,406,190
                                                                                                      -------------
                                                                                                        288,370,688

Office Equipment & Supplies (0.1%)
-------------------------------------------------------------------------------------------------------------------
            466,758 Pitney Bowes, Inc.                                                                   19,650,512

Oil & Gas (8.2%)
-------------------------------------------------------------------------------------------------------------------
          1,612,195 Burlington Resources, Inc.                                                           71,629,824
          2,830,644 Chevron Texaco Corp.                                                                245,445,141
          3,208,086 Conoco, Inc.                                                                         89,986,812
            609,626 Devon Energy Corp.                                                                   30,060,658
            675,986 EOG Resources, Inc.                                                                  28,763,204
         23,414,516 Exxon Mobil Corp.                                                                   940,561,108
            190,202 Kerr-McGee Corp.                                                                     11,374,080
          2,008,128 Marathon Oil Corp.                                                                   58,356,200
            572,328 Occidental Petroleum Corp.                                                           16,454,430
            861,510 Phillips Petroleum Co.                                                               51,526,913
         10,930,275 Royal Dutch Petroleum Co. PLC ADR (Netherlands)                                     571,216,172
          3,464,591 Unocal Corp.                                                                        128,848,139
                                                                                                      -------------
                                                                                                      2,244,222,681

Paper & Forest Products (1.3%)
-------------------------------------------------------------------------------------------------------------------
            575,000 Boise Cascade Corp.                                                                  19,475,250
          1,426,191 Georgia-Pacific Corp.                                                                41,331,015
          1,250,000 International Paper Co.                                                              51,787,500
            316,217 Sealed Air Corp. (NON)                                                               14,125,413
          1,795,458 Smurfit-Stone Container Corp. (NON)                                                  29,158,238
            820,000 Temple Inland, Inc.                                                                  43,410,800
          2,399,017 Weyerhaeuser Co.                                                                    143,005,403
                                                                                                      -------------
                                                                                                        342,293,619

Pharmaceuticals (10.0%)
-------------------------------------------------------------------------------------------------------------------
          4,900,067 Abbott Laboratories                                                                 264,358,615
         10,641,390 Bristol-Myers Squibb Co.                                                            306,472,032
          3,484,598 Lilly (Eli) & Co.                                                                   230,157,698
         12,359,585 Merck & Company, Inc.                                                               671,619,849
         17,350,000 Pfizer, Inc.                                                                        630,672,500
          3,000,582 Pharmacia Corp.                                                                     123,713,996
         10,593,547 Schering-Plough Corp.                                                               289,203,833
          3,631,830 Wyeth                                                                               207,014,310
                                                                                                      -------------
                                                                                                      2,723,212,833

Photography/Imaging (0.4%)
-------------------------------------------------------------------------------------------------------------------
          1,733,646 Eastman Kodak Co.                                                                    55,840,738
          6,806,706 Xerox Corp.                                                                          60,239,348
                                                                                                      -------------
                                                                                                        116,080,086

Power Producers (--%)
-------------------------------------------------------------------------------------------------------------------
          1,258,323 AES Corp. (The) (NON)                                                                10,091,750

Publishing (0.8%)
-------------------------------------------------------------------------------------------------------------------
            597,747 Dow Jones & Co., Inc.                                                                32,499,504
          1,677,868 McGraw-Hill Companies, Inc. (The)                                                   107,366,773
          1,623,460 Tribune Co.                                                                          71,708,228
                                                                                                      -------------
                                                                                                        211,574,505

Railroads (0.9%)
-------------------------------------------------------------------------------------------------------------------
          4,053,510 Burlington Northern Santa Fe Corp.                                                  111,430,990
            267,618 CSX Corp.                                                                             9,679,743
          2,294,166 Norfolk Southern Corp.                                                               49,163,977
          1,408,648 Union Pacific Corp.                                                                  80,011,206
                                                                                                      -------------
                                                                                                        250,285,916

Real Estate (0.5%)
-------------------------------------------------------------------------------------------------------------------
            385,400 Boston Properties, Inc. (R)                                                          15,022,892
          3,668,243 Equity Office Properties Trust (R)                                                  105,021,797
            269,000 Equity Residential Properties Trust (R)                                               7,585,800
                                                                                                      -------------
                                                                                                        127,630,489

Regional Bells (3.6%)
-------------------------------------------------------------------------------------------------------------------
          7,775,998 BellSouth Corp.                                                                     236,001,539
         15,333,718 SBC Communications, Inc.                                                            476,265,281
          6,807,345 Verizon Communications, Inc.                                                        273,042,608
                                                                                                      -------------
                                                                                                        985,309,428

Restaurants (0.7%)
-------------------------------------------------------------------------------------------------------------------
            395,000 Darden Restaurants, Inc.                                                             15,760,500
          4,790,813 McDonald's Corp.                                                                    136,059,089
          1,515,318 Starbucks Corp. (NON)                                                                34,579,557
                                                                                                      -------------
                                                                                                        186,399,146

Retail (3.1%)
-------------------------------------------------------------------------------------------------------------------
          1,550,000 Albertsons, Inc.                                                                     51,987,000
          2,967,007 Federated Department Stores, Inc. (NON)                                             117,879,188
          4,803,200 JCPenney Company, Inc.                                                              104,421,568
            737,914 Jones Apparel Group, Inc. (NON)                                                      28,741,750
          1,273,330 Kroger Co. (NON)                                                                     28,993,724
          7,841,346 Limited, Inc. (The)                                                                 150,240,189
            231,509 Lowe's Companies, Inc.                                                                9,790,516
          2,148,219 Office Depot, Inc. (NON)                                                             41,116,912
          1,493,893 RadioShack Corp.                                                                     46,609,462
         12,600,000 Rite Aid Corp. (NON)                                                                 39,942,000
          1,830,641 Safeway, Inc. (NON)                                                                  76,795,390
          5,915,639 Staples, Inc. (NON)                                                                 118,135,311
            737,123 TJX Companies, Inc. (The)                                                            32,123,820
                                                                                                      -------------
                                                                                                        846,776,830

Software (1.0%)
-------------------------------------------------------------------------------------------------------------------
          5,081,248 BMC Software, Inc. (NON)                                                             73,474,846
          9,940,150 Computer Associates International, Inc.                                             184,886,790
            530,777 Compuware Corp. (NON)                                                                 4,161,292
            165,916 Symantec Corp. (NON)                                                                  5,875,086
                                                                                                      -------------
                                                                                                        268,398,014

Technology Services (0.3%)
-------------------------------------------------------------------------------------------------------------------
            750,420 Convergys Corp. (NON)                                                                20,764,121
            754,750 Electronic Data Systems Corp.                                                        40,952,735
            224,030 SunGard Data Systems, Inc. (NON)                                                      6,667,133
                                                                                                      -------------
                                                                                                         68,383,989

Telecommunications (1.4%)
-------------------------------------------------------------------------------------------------------------------
          9,140,098 AT&T Corp.                                                                          119,918,086
          8,234,590 AT&T Wireless Services, Inc. (NON)                                                   73,699,581
          2,793,856 Qwest Communications International, Inc.                                             14,053,096
         10,106,420 Sprint Corp. (FON Group)                                                            160,186,757
                                                                                                      -------------
                                                                                                        367,857,520

Textiles (--%)
-------------------------------------------------------------------------------------------------------------------
             73,712 Nike, Inc.                                                                            3,931,061

Tobacco (2.7%)
-------------------------------------------------------------------------------------------------------------------
         13,122,982 Philip Morris Companies, Inc.                                                       714,283,910
            214,383 R.J. Reynolds Tobacco Holdings, Inc.                                                 14,835,304
                                                                                                      -------------
                                                                                                        729,119,214

Toys (0.1%)
-------------------------------------------------------------------------------------------------------------------
          1,664,168 Mattel, Inc.                                                                         34,348,428

Transportation Services (--%)
-------------------------------------------------------------------------------------------------------------------
            167,185 United Parcel Service, Inc. Class B                                                  10,037,787

Waste Management (0.7%)
-------------------------------------------------------------------------------------------------------------------
          1,170,088 Republic Services, Inc. (NON)                                                        23,167,742
          6,427,366 Waste Management, Inc.                                                              169,296,820
                                                                                                    ---------------
                                                                                                        192,464,562
                                                                                                    ---------------
                    Total Common Stocks (cost $24,645,176,866)                                      $26,769,429,416

CONVERTIBLE PREFERRED STOCKS (0.5%) (a)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
          1,164,400 Ford Motor Company Capital Trust II $3.25 cum. cv. pfd.                           $  65,241,332
          1,557,600 General Motors Corp. $1.31 cv. pfd.                                                  44,781,000
            605,500 Xerox Corp. 144A $7.50 cv. notes                                                     36,457,155
                                                                                                      -------------
                    Total Convertible Preferred Stocks (cost $131,532,649)                            $ 146,479,487

CONVERTIBLE BONDS AND NOTES (0.2%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
$         1,654,000 Computer Associates International, Inc. 144A cv. sr.
                    notes 5s, 2007                                                                    $   1,788,388
         14,298,000 Freeport-McMoRan Copper & Gold, Inc. 144A cv. sr.
                    notes 8 1/4s, 2006                                                                   21,043,796
          6,300,000 Providian Financial Corp. cv. sr. notes 3 1/4s, 2005                                  4,307,625
         28,160,000 Service Corp. International cv. sub. notes 6 3/4s, 2008                              24,637,184
         21,300,000 Xerox Corp. cv. sub. deb. 0.57s, 2018                                                12,062,190
                                                                                                      -------------
                    Total Convertible Bonds and Notes (cost $57,471,996)                              $  63,839,183

UNITS (--%) (a)
NUMBER OF UNITS                                                                                               VALUE
-------------------------------------------------------------------------------------------------------------------
             42,500 Boise Cascade Corp. units                                                         $   2,263,125
             10,300 Hercules Trust II units cum. cv. pfd. 6 1/2s                                          6,025,500
                                                                                                      -------------
                    Total Units (cost $7,527,204)                                                     $   8,288,625

SHORT-TERM INVESTMENTS (1.2%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
$        50,000,000 Federal Home Loan Mortgage Corp.                                                  $  49,805,000
         74,999,999 Preferred Receivables Funding Corp.                                                  74,922,124
         25,000,000 Shell Finance PLC (United Kingdom)                                                   24,947,743
         25,000,000 UBS Finance (Delaware), LLC                                                          24,923,472
        101,995,199 Short-term investments held as collateral for loaned securities with yields ranging from 1.77% to 1.92%
                    and due dates ranging from May 1, 2002 to
                    June 24, 2002 (d)                                                                   101,940,080
         56,737,000 Interest in $750,000,000 joint tri-party repurchase agreement dated April 30, 2002 with S.B.C.
                    Warburg, Inc., due May 1, 2002 with respect to
                    various U.S. Government obligations -- maturity
                    value of $56,740,026 for an effective yield of 1.92%                                 56,737,000
                                                                                                    ---------------
                    Total Short-Term Investments (cost $333,275,419)                                $   333,275,419
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $25,174,984,134) (b)                                    $27,321,312,130
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $27,238,576,748.

  (b) The aggregate identified cost on a tax basis is $25,689,035,267 resulting in gross unrealized appreciation and depreciation of $4,526,518,017 and $2,894,241,154, respectively, or net unrealized appreciation of $1,632,276,863.

(NON) Non-income-producing security.

  (R) Real Estate Investment Trust.

  (d) See footnote 1 to the financial statements.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      ADR after the name of a foreign holding stands for American
      Depositary Receipts representing ownership of foreign securities on deposit with a custodian bank.

      The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
April 30, 2002 (Unaudited)
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value, including $83,487,113 of securities
on loan (identified cost $25,174,984,134) (Note 1)                          $27,321,312,130
-------------------------------------------------------------------------------------------
Cash                                                                                  1,752
-------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                        35,152,048
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                           18,218,274
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                   93,213,369
-------------------------------------------------------------------------------------------
Total assets                                                                 27,467,897,573

Liabilities
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                 31,730,381
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                       49,896,199
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                     28,616,650
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                        5,902,973
-------------------------------------------------------------------------------------------
Payable for compensation of  Trustees (Note 2)                                      904,997
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                         30,138
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                            9,838,909
-------------------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                              101,940,080
-------------------------------------------------------------------------------------------
Other accrued expenses                                                              460,498
-------------------------------------------------------------------------------------------
Total liabilities                                                               229,320,825
-------------------------------------------------------------------------------------------
Net assets                                                                  $27,238,576,748

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                             $25,626,075,276
-------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                       (50,908,128)
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                          (482,918,396)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                    2,146,327,996
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares
outstanding                                                                 $27,238,576,748

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($18,581,784,234 divided by 1,081,901,918 shares)                                    $17.18
-------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $17.18)*                              $18.23
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($6,446,148,195 divided by 380,884,198 shares)**                                     $16.92
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($181,709,919 divided by 10,625,183 shares)**                                        $17.10
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($298,224,253 divided by 17,485,506 shares)                                          $17.06
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $17.06)*                              $17.68
-------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class Y share
($1,730,710,147 divided by 100,572,942 shares)                                       $17.21
-------------------------------------------------------------------------------------------

  * On single retail sales of less than $50,000. On sales of more than $50,000 and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Six months ended April 30, 2002 (Unaudited)
Investment income:
-------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $96,994)                                    $  269,140,470
-------------------------------------------------------------------------------------------
Interest                                                                          3,636,132
-------------------------------------------------------------------------------------------
Securities lending                                                                  275,327
-------------------------------------------------------------------------------------------
Total investment income                                                         273,051,929

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                 58,355,042
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                   19,425,141
-------------------------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                                  237,117
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                     45,004
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                            23,367,580
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                            36,170,252
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                               911,333
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                             1,184,846
-------------------------------------------------------------------------------------------
Other                                                                             5,877,535
-------------------------------------------------------------------------------------------
Total expenses                                                                  145,573,850
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                       (1,077,541)
-------------------------------------------------------------------------------------------
Net expenses                                                                    144,496,309
-------------------------------------------------------------------------------------------
Net investment income                                                           128,555,620
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                   (585,990)
-------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                                   1,466,482
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and futures contracts
during the period                                                             1,034,651,819
-------------------------------------------------------------------------------------------
Net gain on investments                                                       1,035,532,311
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                         $1,164,087,931
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                 Six months ended            Year ended
                                                                         April 30            October 31
                                                                            2002*                  2001
-------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
-------------------------------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------------------------------
Net investment income                                            $    128,555,620       $   283,777,893
-------------------------------------------------------------------------------------------------------
Net realized gain on investments                                          880,492           498,997,010
-------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments           1,034,651,819        (4,676,366,567)
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                          1,164,087,931        (3,893,591,664)
-------------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------------------------------
  From net investment income
   Class A                                                           (137,673,493)         (253,736,384)
-------------------------------------------------------------------------------------------------------
   Class B                                                            (26,715,348)          (50,281,221)
-------------------------------------------------------------------------------------------------------
   Class C                                                               (692,137)             (821,199)
-------------------------------------------------------------------------------------------------------
   Class M                                                             (1,560,261)           (2,880,981)
-------------------------------------------------------------------------------------------------------
   Class Y                                                            (13,956,872)          (23,216,708)
-------------------------------------------------------------------------------------------------------
  From net realized gain on investments
   Class A                                                           (313,039,562)         (371,622,329)
-------------------------------------------------------------------------------------------------------
   Class B                                                           (129,882,417)         (184,342,826)
-------------------------------------------------------------------------------------------------------
   Class C                                                             (3,018,442)           (2,533,347)
-------------------------------------------------------------------------------------------------------
   Class M                                                             (5,454,054)           (7,006,225)
-------------------------------------------------------------------------------------------------------
   Class Y                                                            (26,240,334)          (28,757,642)
-------------------------------------------------------------------------------------------------------
Decrease from capital share transactions (Note 4)                    (334,482,014)         (472,399,630)
-------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                               171,372,997        (5,291,190,156)

Net assets
-------------------------------------------------------------------------------------------------------
Beginning of period                                                27,067,203,751        32,358,393,907
-------------------------------------------------------------------------------------------------------
End of period (including distributions in excess of net investment income and undistributed net investment income of $50,908,128
and $1,134,363, respectively)                                     $27,238,576,748       $27,067,203,751
-------------------------------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                            April 30
operating performance               (Unaudited)                       Year ended October 31
------------------------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998         1997
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $16.86       $19.81       $21.10       $20.44       $20.87       $18.27
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income (a)                .10          .21          .26          .28          .26          .39
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .65        (2.55)         .45         2.32         2.15         3.91
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .75        (2.34)         .71         2.60         2.41         4.30
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.13)        (.25)        (.26)        (.28)        (.24)        (.45)
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                          (.30)        (.36)       (1.74)       (1.66)       (2.60)       (1.25)
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.43)        (.61)       (2.00)       (1.94)       (2.84)       (1.70)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $17.18       $16.86       $19.81       $21.10       $20.44       $20.87
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                  4.36*      (12.15)        3.92        13.13        12.15        24.95
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                   $18,581,784  $17,731,034  $20,159,272  $22,033,789  $18,814,738  $16,300,523
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .42*         .82          .81          .79          .84          .86
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                .55*        1.14         1.38         1.32         1.27         1.95
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 17.40*       36.90        52.23        50.36        78.75        63.88
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.





FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------
                                     Six months
                                       ended
Per-share                             April 30
operating performance               (Unaudited)                       Year ended October 31
------------------------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998         1997
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $16.62       $19.53       $20.82       $20.19       $20.65       $18.10
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income (a)                .03          .07          .12          .12          .11          .24
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .63        (2.52)         .44         2.29         2.12         3.87
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .66        (2.45)         .56         2.41         2.23         4.11
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.06)        (.10)        (.11)        (.12)        (.09)        (.31)
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                          (.30)        (.36)       (1.74)       (1.66)       (2.60)       (1.25)
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.36)        (.46)       (1.85)       (1.78)       (2.69)       (1.56)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $16.92       $16.62       $19.53       $20.82       $20.19       $20.65
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                  3.90*      (12.80)        3.14        12.28        11.28        24.03
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $6,446,148   $7,397,121  $10,163,817  $14,777,660  $15,671,371  $13,511,906
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .80*        1.57         1.56         1.54         1.59         1.61
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                .18*         .39          .64          .57          .52         1.19
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 17.40*       36.90        52.23        50.36        78.75        63.88
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS C
----------------------------------------------------------------------------------------
                                     Six months
                                       ended                             For the period
Per-share                            April 30           Year ended       July 26, 1999+
operating performance               (Unaudited)         October 31       to October 31
----------------------------------------------------------------------------------------
                                        2002         2001         2000         1999
----------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $16.79       $19.75       $21.08       $22.07
----------------------------------------------------------------------------------------
Investment operations:
----------------------------------------------------------------------------------------
Net investment income (a)                .03          .07          .11          .02
----------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .65        (2.55)         .46         (.91)
----------------------------------------------------------------------------------------
Total from
investment operations                    .68        (2.48)         .57         (.89)
----------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------
From net
investment income                       (.07)        (.12)        (.16)        (.10)
----------------------------------------------------------------------------------------
From net realized gain
on investments                          (.30)        (.36)       (1.74)          --
----------------------------------------------------------------------------------------
Total distributions                     (.37)        (.48)       (1.90)        (.10)
----------------------------------------------------------------------------------------
Net asset value,
end of period                         $17.10       $16.79       $19.75       $21.08
----------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                  3.95*      (12.84)        3.16        (4.03)*
----------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $181,710     $168,471     $117,763      $21,555
----------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .80*        1.57         1.56          .41*
----------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                .17*         .38          .57          .12*
----------------------------------------------------------------------------------------
Portfolio turnover (%)                 17.40*       36.90        52.23        50.36
----------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                            April 30
operating performance               (Unaudited)                       Year ended October 31
------------------------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998         1997
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $16.75       $19.68       $20.97       $20.33       $20.77       $18.21
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income (a)                .05          .12          .16          .17          .16          .28
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .65        (2.54)         .45         2.30         2.14         3.89
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .70        (2.42)         .61         2.47         2.30         4.17
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.09)        (.15)        (.16)        (.17)        (.14)        (.36)
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                          (.30)        (.36)       (1.74)       (1.66)       (2.60)       (1.25)
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.39)        (.51)       (1.90)       (1.83)       (2.74)       (1.61)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $17.06       $16.75       $19.68       $20.97       $20.33       $20.77
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                  4.07*      (12.58)        3.41        12.55        11.60        24.29
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $298,224     $309,868     $387,088     $479,425     $421,616     $348,129
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .67*        1.32         1.31         1.29         1.34         1.36
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                .30*         .64          .89          .82          .77         1.39
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 17.40*       36.90        52.23        50.36        78.75        63.88
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS Y
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                            April 30
operating performance               (Unaudited)                       Year ended October 31
------------------------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998         1997
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $16.89       $19.85       $21.14       $20.47       $20.90       $18.29
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income (a)                .12          .26          .30          .33          .32          .44
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .65        (2.56)         .46         2.33         2.14         3.92
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .77        (2.30)         .76         2.66         2.46         4.36
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.15)        (.30)        (.31)        (.33)        (.29)        (.50)
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                          (.30)        (.36)       (1.74)       (1.66)       (2.60)       (1.25)
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.45)        (.66)       (2.05)       (1.99)       (2.89)       (1.75)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $17.21       $16.89       $19.85       $21.14       $20.47       $20.90
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                  4.48*      (11.96)        4.18        13.44        12.40        25.27
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $1,730,710   $1,460,710   $1,530,454   $1,702,442     $840,080     $700,707
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .30*         .57          .56          .54          .59          .61
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                .67*        1.39         1.63         1.56         1.52         2.20
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 17.40*       36.90        52.23        50.36        78.75        63.88
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.



NOTES TO FINANCIAL STATEMENTS
April 30, 2002 (Unaudited)

Note 1
Significant accounting policies

The Putnam Fund for Growth and Income (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital growth and current income by investing primarily in a portfolio of common stocks that offer the potential for capital growth, current income or both.

The fund offers class A, class B, class C, class M and class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class M shares, but do not bear a distribution fee. Class Y shares are sold to Putnam College Advantage as well as defined contribution plans that invest at least $150 million in a combination of Putnam funds and other accounts managed by affiliates of Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees. Market quotations are not considered to be readily available for certain debt obligations; such investments are stated at fair value on the basis of valuations furnished by an independent pricing service or dealers, approved by the Trustees, which determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and variable relationships, generally recognized by institutional traders, between securities.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin". Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

F) Security lending The fund may lend securities, through its agent Citibank N.A., to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by Citibank N.A., the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At April 30, 2002, the value of securities loaned amounted to $83,487,113. The fund received cash collateral of $101,940,080 which is pooled with collateral of other Putnam funds into 36 issuers of high-grade short-term investments.

G) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintains an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the six months ended April 30, 2002, the fund had no borrowings against the line of credit.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2
Management fee, administrative services, and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion, 0.38% of the next $5 billion, 0.37% of the next $5 billion, 0.36% of the next $5 billion, 0.35% of the next $5 billion, 0.34% of the next $5 billion, 0.33% of the next $8.5 billion and 0.32% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the six months ended April 30, 2002, the fund's expenses were reduced by $1,077,541 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $9,623 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the six months ended April 30, 2002, Putnam Retail Management, acting as underwriter received net commissions of $1,568,992 and $15,157 from the sale of class A and class M shares, respectively, and received $5,807,293 and $31,135 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended April 30, 2002, Putnam Retail Management, acting as underwriter received $29,981 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the six months ended April 30, 2002, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $4,841,400,409 and $5,571,627,227, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At April 30, 2002, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:


                                           Six months ended April 30, 2002
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                111,600,005     $ 1,972,276,555
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                            23,485,586         417,427,505
---------------------------------------------------------------------------
                                           135,085,591       2,389,704,060

Shares repurchased                        (104,813,730)     (1,848,892,562)
---------------------------------------------------------------------------
Net increase                                30,271,861     $   540,811,498
---------------------------------------------------------------------------

                                               Year ended October 31, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                189,365,926     $ 3,565,384,680
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                            30,257,656         578,317,065
---------------------------------------------------------------------------
                                           219,623,582       4,143,701,745

Shares repurchased                        (185,439,872)     (3,477,293,004)
---------------------------------------------------------------------------
Net increase                                34,183,710     $   666,408,741
---------------------------------------------------------------------------

                                           Six months ended April 30, 2002
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 21,572,927     $   375,293,814
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                             8,290,472         145,259,949
---------------------------------------------------------------------------
                                            29,863,399         520,553,763

Shares repurchased                         (94,054,128)     (1,637,788,849)
---------------------------------------------------------------------------
Net decrease                               (64,190,729)    $(1,117,235,086)
---------------------------------------------------------------------------

                                               Year ended October 31, 2001
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 58,846,110     $ 1,096,819,633
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                            11,554,197         217,852,632
---------------------------------------------------------------------------
                                            70,400,307       1,314,672,265

Shares repurchased                        (145,630,925)     (2,681,501,969)
---------------------------------------------------------------------------
Net decrease                               (75,230,618)    $(1,366,829,704)
---------------------------------------------------------------------------

                                           Six months ended April 30, 2002
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,230,617        $ 39,234,176
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               193,131           3,420,987
---------------------------------------------------------------------------
                                             2,423,748          42,655,163

Shares repurchased                          (1,830,912)        (32,164,964)
---------------------------------------------------------------------------
Net increase                                   592,836        $ 10,490,199
---------------------------------------------------------------------------

                                               Year ended October 31, 2001
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  5,855,535        $110,378,503
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               165,876           3,160,000
---------------------------------------------------------------------------
                                             6,021,411         113,538,503

Shares repurchased                          (1,951,860)        (35,923,012)
---------------------------------------------------------------------------
Net increase                                 4,069,551        $ 77,615,491
---------------------------------------------------------------------------

                                           Six months ended April 30, 2002
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,659,132        $ 28,992,720
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               384,404           6,787,109
---------------------------------------------------------------------------
                                             2,043,536          35,779,829

Shares repurchased                          (3,062,077)        (53,524,881)
---------------------------------------------------------------------------
Net decrease                                (1,018,541)       $(17,745,052)
---------------------------------------------------------------------------

                                               Year ended October 31, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  3,346,688        $ 62,763,750
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               503,750           9,569,569
---------------------------------------------------------------------------
                                             3,850,438          72,333,319

Shares repurchased                          (5,012,747)        (93,387,504)
---------------------------------------------------------------------------
Net decrease                                (1,162,309)       $(21,054,185)
---------------------------------------------------------------------------

                                           Six months ended April 30, 2002
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 21,937,799       $ 387,128,511
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                             2,257,097          40,197,206
---------------------------------------------------------------------------
                                            24,194,896         427,325,717

Shares repurchased                         (10,093,636)       (178,129,290)
---------------------------------------------------------------------------
Net increase                                14,101,260       $ 249,196,427
---------------------------------------------------------------------------

                                               Year ended October 31, 2001
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 35,398,439       $ 666,208,728
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                             2,716,189          51,974,350
---------------------------------------------------------------------------
                                            38,114,628         718,183,078

Shares repurchased                         (28,754,910)       (546,723,051)
---------------------------------------------------------------------------
Net increase                                 9,359,718       $ 171,460,027
---------------------------------------------------------------------------


FUND INFORMATION

ABOUT PUTNAM INVESTMENTS

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Deborah F. Kuenstner
Vice President

Richard G. Leibovitch
Vice President

Richard A. Monaghan
Vice President

Michael T. Healy
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of The Putnam Fund for Growth and Income. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

Visit www.putnaminvestments.com or call a representative at 1-800-225-1581.


NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


SA022-79290  002/881/427/511  6/02


PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------
Putnam Fund for Growth and Income
Supplement to Semiannual Report dated 4/30/02

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class Y shares, which incur neither a front-end load, distribution fee, nor contingent deferred sales charge, will differ from performance of class A, B, C, and M shares, which are discussed more extensively in the semiannual report.

SEMIANNUAL RESULTS AT A GLANCE
----------------------------------------------------------------------------
Total return for periods ended 4/30/02

                                                        NAV
6 months                                                4.48%
1 year                                                 -8.45
5 years                                                36.06
Annual average                                          6.35
10 years                                              193.10
Annual average                                         11.35
Life of fund (since class A inception, 11/6/57)
Annual average                                         12.87

Share value:                                            NAV
10/31/01                                              $16.89
4/30/02                                               $17.21
----------------------------------------------------------------------------
Distributions:      No.      Income        Capital gains            Total
                                      Long Term    Short Term
                     2       $0.152    $0.298          --          $0.450
----------------------------------------------------------------------------
Please note that past performance is not indicative of future results.
More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.